UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2016

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 28, 2015, The Williams Companies, Inc. (“Williams”), Energy Transfer Equity, L.P. (“Energy Transfer”), Energy Transfer Corp LP (“ETC”), Energy Transfer Corp GP, LLC (“ETC GP”), LE GP, LLC (“LE”) and Energy Transfer Equity GP, LLC (“ETE GP” and, together with Energy Transfer, ETC, ETC GP and LE, the “ETE Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing that Williams will be merged with and into ETC (the “Merger”), with ETC surviving the Merger. Energy Transfer formed ETC as a limited partnership that will elect to be treated as a corporation for U.S. federal income tax purposes.

On May 1, 2016, Williams and the ETE Entities entered into Amendment No. 1 to the Merger Agreement (the “Amendment”), pursuant to which the form of election (the “Form of Election”), through which Williams stockholders will elect their preferred form of merger consideration, will be mailed to Williams stockholders on the same date as the proxy statement/prospectus related to the Williams’ stockholder meeting to consider and vote upon the Merger. In addition, the Amendment changes the deadline for receipt of the Form of Election by the exchange agent from 30 days prior to the closing of the Merger to the earlier of (i) 20 business days after the mailing of the Form of Election to Williams stockholders and (ii) three business days prior to the anticipated closing date of the Merger.

The proxy statement/prospectus may not be mailed prior to the Securities and Exchange Commission (“SEC”) completing its review of the proxy statement/prospectus and declaring effective the Registration Statement on Form S-4. In this regard, the SEC sent a letter to Energy Transfer and Williams on April 25, 2016 that contained a request for additional or clarifying disclosure to be included in the proxy statement/prospectus with respect to several matters. Energy Transfer and Williams are continuing to jointly develop appropriate revisions to the proxy statement/prospectus to address these requests prior to the resubmission to the SEC for its further review. In light of this ongoing SEC review process and the desire of Energy Transfer and Williams to mail the Form of Election and the proxy statement/prospectus to Williams stockholders at the same time, Energy Transfer and Williams agreed, pursuant to the Amendment, to eliminate the standalone requirement for Energy Transfer to mail the Form of Election so that the Form of Election and the proxy statement will be mailed together and provide for a reduction of the time period between the election deadline and the anticipated closing date.

Other than as expressly modified pursuant the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Williams on September 29, 2015, remains in full force and effect as originally executed on September 28, 2015. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

NO OFFER OR SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving Energy Transfer Equity, L.P. and The Williams Companies, Inc. will be submitted to Williams’ stockholders for their consideration. In connection with the proposed transaction, Energy Transfer Corp LP (“ETC”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which registration statement has not been declared effective by the SEC) that includes a preliminary proxy statement of Williams and a prospectus of ETC. Williams will mail the definitive proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This document is not intended to be, and is not, a substitute for such filings or for any other document that ETC, Energy Transfer or Williams may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED ON NOVEMBER 24, 2015 AND ANY SUPPLEMENT OR AMENDMENT THERETO THAT MAY BE FILED, AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by ETC, Energy Transfer or Williams with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors.

PARTICIPANTS IN THE SOLICITATION

Energy Transfer, Williams, their respective directors and certain of their respective executive officers and employees may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about Energy Transfer’s directors and executive officers is set forth in its annual report on Form 10-K filed with the SEC on February 29, 2016, and information about Williams’ directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 10, 2015. These documents are available free of charge from the sources indicated above, and from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials Energy Transfer and Williams file with the SEC.

FORWARD-LOOKING STATEMENTS

The reports, filings, and other public announcements of Williams may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The status, expected timing and expected outcome of the proposed merger between Williams and Energy Transfer Corp LP (the “ETC Merger”);

•	Statements regarding the proposed ETC Merger;

•	Our beliefs relating to value creation as a result of the proposed ETC Merger;

•	Benefits and synergies of the proposed ETC Merger;

•	Future opportunities for the combined company;

•	Other statements regarding Williams’ and Energy Transfer’s future beliefs, expectations, plans, intentions, financial condition or performance;

•	Expected levels of cash distributions by Williams Partners L.P. (“WPZ”) with respect to general partner interests, incentive distribution rights and limited partner interests;

•	Levels of dividends to Williams stockholders;

•	Future credit ratings of Williams and WPZ;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this document. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Satisfaction of the conditions to the completion of the proposed ETC Merger, including receipt of the approval of Williams’ stockholders;

•	The timing and likelihood of completion of the proposed ETC Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction;

•	The possibility that the expected synergies and value creation from the proposed ETC Merger will not be realized or will not be realized within the expected time period;

•	The risk that the businesses of Williams and Energy Transfer will not be integrated successfully;

•	Disruption from the proposed ETC Merger making it more difficult to maintain business and operational relationships;

•	The risk that unexpected costs will be incurred in connection with the proposed ETC Merger;

•	The possibility that the proposed ETC Merger does not close, including due to the failure to satisfy the closing conditions;

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	Availability of supplies, market demand and volatility of prices;

•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and developmental hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this document. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on February 26, 2016 available from its offices or from its website at http://co.williams.com/investors, as well as in Energy Transfer’s annual report on Form 10-K filed with the SEC on February 29, 2016, available from its offices or from its website at http://ir.energytransfer.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No 1. to Agreement and Plan of Merger dated as of May 1, 2016, by and among The Williams Companies, Inc., Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC and Energy Transfer Equity GP, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Sarah C. Miller
	Name:	Sarah C. Miller
	Title:	Senior Vice President and General Counsel

DATED: May 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No 1. to Agreement and Plan of Merger dated as of May 1, 2016, by and among The Williams Companies, Inc., Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC and Energy Transfer Equity GP, LLC